EXHIBIT A

Joint Filing Agreement

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of A10 Networks, Inc.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: November 8, 2024

SUMMIT PARTNERS, L.P.

By: Summit Master Company, LLC, its general partner

By:	/s/ Adam H. Hennessey, as POA
Adam H. Hennessey, as Power of Attorney

SUMMIT PARTNERS GE VIII, LLC

By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	/s/ Adam H. Hennessey, as POA
Adam H. Hennessey, as Power of Attorney

SUMMIT PARTNERS GE VIII, L.P.

By: Summit Partners GE VIII, LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	/s/ Adam H. Hennessey, as POA
Adam H. Hennessey, as Power of Attorney

SUMMIT PARTNERS GROWTH EQUITY FUND VIII-A, L.P.

By: Summit Partners GE VIII, L.P., its general partners
By: Summit Partners GE VIII, LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	/s/ Adam H. Hennessey, as Power of Attorney
Adam H. Hennessey, as Power of Attorney

SUMMIT PARTNERS GROWTH EQUITY FUND VIII-B, L.P.

By: Summit Partners GE VIII, L.P., its general partner
By: Summit Partners GE VIII, LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	/s/ Adam H. Hennessey, as Power of Attorney
Adam H. Hennessey, as Power of Attorney

SUMMIT MASTER COMPANY, LLC

By:	/s/ Adam H. Hennessey, as Power of Attorney
Adam H. Hennessey, as Power of Attorney

SUMMIT INVESTORS MANAGEMENT, LLC

By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	/s/ Adam H. Hennessey, as Power of Attorney
Adam H. Hennessey, as Power of Attorney

SUMMIT INVESTORS I, LLC

By: Summit Investors Management, LLC, its manager
By: Summit Master Company, LLC, its managing member

By:	/s/ Adam H. Hennessey, as Power of Attorney
Adam H. Hennessey, as Power of Attorney

SUMMIT INVESTORS I (UK), L.P.

By: Summit Investors Management, LLC, its general partner
By; Summit Master Company, LLC, its managing member

By:	/s/ Adam H. Hennessey, as Power of Attorney
Adam H. Hennessey, as Power of Attorney

By:	/s/ Adam H. Hennessey, as Power of Attorney
Peter Y. Chung

By:	/s/ Adam H. Hennessey, as Power of Attorney
Scott C. Collins